UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008

JACKSONVILLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-14853	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000
Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 421-3040
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 20, 2008, Jacksonville Bancorp, Inc. (the “Company”) completed a trust preferred securities offering. In connection with the offering, Jacksonville Bancorp, Inc. Statutory Trust III, a Delaware statutory trust and newly-formed subsidiary of the Company (the “Trust”), issued and sold $7.55 million aggregate principal amount of capital securities (the “Trust Preferred Securities”) in a private placement. The Trust used the proceeds from these issuances to purchase $7.55 million of the Company’s floating rate junior subordinated debt securities (the “Debt Securities”).

The terms of the Debt Securities are substantially the same as the terms of the Trust Preferred Securities. Interest on the Debt Securities and dividends on the Trust Preferred Securities accrue at a per annum floating rate, resetting quarterly, equal to the prevailing three-month LIBOR plus 3.75%. Interest payments on the Debt Securities by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Company may defer payments of interest on the Debt Securities and dividends on the Trust Preferred Securities any time and from time to time for periods not exceeding 20 consecutive quarters, but in any event not beyond the stated maturity or earlier redemption. The Debt Securities are the sole assets of the Trust and are subordinated to the Company’s senior obligations.

The Debt Securities mature approximately 30 years from the date of issuance and are redeemable prior to maturity at the Company’s option, in whole or in part, beginning on the fifth anniversary of the first interest payment date subsequent to the date of issuance, or earlier under specified conditions, including circumstances involving certain tax matters or changes in the applicable regulatory treatment of the Trust and the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by the Amended and Restated Declaration of Trust, dated June 20, 2008 (the “Declaration”), among the Company, as sponsor, Wells Fargo Delaware Trust Company, as Delaware trustee, Wells Fargo Bank, National Association, as institutional trustee, and the administrators named therein.

In connection with the issuance of the Trust Preferred Securities, the Company entered into a Guarantee Agreement, dated June 20, 2008 (the “Guarantee”) with Wells Fargo Bank, National Association, as trustee, for the purpose of guaranteeing the payment by the Trust of all accrued and unpaid distributions, liquidation amounts, and other amounts set forth therein to the extent funds are available in the Trust for payment. The obligations of the Company under the Guarantee constitute unsecured obligations of the Company. The Guarantee will terminate upon the full payment of the redemption price for the Trust Preferred Securities, distribution of the Debt Securities to the holders of the Trust Preferred Securities, or full payment of the Debt Securities upon dissolution of the Trust.

The Company intends to use the net proceeds from the sale of the Debt Securities to the Trust for general corporate purposes, including capitalization of wholly-owned subsidiaries of the Company.

The Trust Preferred Securities were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder relating to sales by an issuer not involving any public offering, and applicable state securities laws, to the extent an exemption from such registration was required. The purchasers represented to the Company and the Trust that they were accredited investors as defined in Rule 501(a) of the Securities Act and that the securities issued pursuant thereto were being acquired for investment purposes. The sales of these securities were made without general solicitation, advertising or commissions. Unless registered under the Securities Act, the Trust Preferred Securities may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

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The description of the Indenture, Declaration and Guarantee contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture, Declaration and Guarantee, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Exhibit
4.1	Form of Capital Security Certificate of Jacksonville Bancorp, Inc. Statutory Trust III.
4.2	Form of Common Security Certificate of Jacksonville Bancorp, Inc. Statutory Trust III.
4.3	Form of Junior Subordinated Debt Security of Jacksonville Bancorp, Inc.
10.1	Indenture dated as of June 20, 2008 between Jacksonville Bancorp, Inc. and Wells Fargo Bank, National Association, as trustee.
10.2
Amended and Restated Declaration of Trust of Jacksonville Bancorp, Inc. Statutory Trust III dated June 20, 2008, by and among Jacksonville Bancorp, Inc., as sponsor, Wells Fargo Delaware Trust Company, as Delaware trustee, Wells Fargo Bank, National Association, as institutional trustee, and the administrators named therein.

10.3	Guarantee Agreement dated June 20, 2008, by and between Jacksonville Bancorp, Inc. and Wells Fargo Bank, National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Name:	Valerie A. Kendall
Title:	Executive Vice President
and Chief Financial Officer

Date:	July 31, 2008

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Exhibit Index

Exhibit No.	Exhibit
4.1	Form of Capital Security Certificate of Jacksonville Bancorp, Inc. Statutory Trust III.
4.2	Form of Common Security Certificate of Jacksonville Bancorp, Inc. Statutory Trust III.
4.3	Form of Junior Subordinated Debt Security of Jacksonville Bancorp, Inc.
10.1	Indenture dated as of June 20, 2008 between Jacksonville Bancorp, Inc. and Wells Fargo Bank, National Association, as trustee.
10.2
Amended and Restated Declaration of Trust of Jacksonville Bancorp, Inc. Statutory Trust III dated June 20, 2008, by and among Jacksonville Bancorp, Inc., as sponsor, Wells Fargo Delaware Trust Company, as Delaware trustee, Wells Fargo Bank, National Association, as institutional trustee, and the administrators named therein.

10.3	Guarantee Agreement dated June 20, 2008, by and between Jacksonville Bancorp, Inc. and Wells Fargo Bank, National Association, as trustee.